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                                                              Filing pursuant to
                                                                     Rule 497(e)



                                  PELICAN FUND

                       Statement of Additional Information

                                  June 30, 1998
                            As Amended July 28, 1998

         This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus of the Pelican Fund (the "Fund"), a series of GMO Trust (the "Trust"). This Statement of Additional Information is not a Prospectus and is only authorized for distribution when accompanied by the Prospectus of the Fund dated June 30, 1998, and should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus from Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (telephone: 617-330-7500).



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                                Table of Contents


Caption                                                          Page

Investment Objectives, Policies and Restrictions..................1

Trustees and Officers.............................................4

Management Arrangements...........................................5

Portfolio Transactions............................................7

Pricing of Shares.................................................8

Tax Status........................................................9

Redemption of Shares.............................................10

Systematic Withdrawal Plans......................................10

Description of the Trust and Ownership of Shares.................10

Voting Rights....................................................12

Shareholder and Trustee Liability................................13

Performance Information..........................................14

Financial Statements.............................................15

Specimen Price Make-Up...........................................15




                                       -i-

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Investment Objectives, Policies and Restrictions

     The Fund seeks to achieve long-term growth of capital primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. The Fund pursues its objectives through differing investment policies which are described in the Prospectus. This Statement of Additional Information includes additional information regarding certain incidental investment policies as well as a statement of investment restrictions applicable to the Fund. Except as identified in the Prospectus and this Statement of Additional Information, there are no specific limitations on the extent to which the Fund may engage in the investment policies described in the Prospectus and this Statement of Additional Information.

     Writing Covered Call Options. The Fund may write call options which are traded on national securities exchanges with respect to not more than 25% of its assets. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised.

     The Fund may write call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also sell (write) call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the Manager to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

     The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     Purchasing Put Options. The Fund may invest up to 5% of its total assets at market value in the purchase of put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

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     The Fund may purchase a put option on an underlying security owned by the
Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

     The Fund may also purchase a put option on an underlying security which it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return.

     A Fund will purchase put options only to the extent permitted by the policies of state securities authorities where shares of the Fund are qualified for offer and sale. Such authorities may impose further limitations on the ability of the Fund to purchase options.

     The Fund anticipates that it will not engage in the writing of call options or the purchase of put options with respect to more than 5% of the Fund's assets.

     Investment Restrictions. The Fund is also subject to the following investment restrictions (A-L below) which may not be changed without the approval of the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting if more than 50% of the shares are represented at the meeting in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:



          A. Borrow money except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

          B. Purchase securities on margin.

          C. Sell securities short.

          D. Lend any funds or other assets (the Fund may enter into repurchase agreements and purchase publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities which are of a type customarily purchased by institutional investors or publicly traded in the securities markets).


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          E. Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

          F. Invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

          G. Hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

          H. Purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

          I. Purchase and sell real estate or commodities and commodity contracts.

          J. Purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

          K. Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment.

          L. Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitments and standby commitment agreements fall within the functional meaning of "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by maintaining "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with the SEC with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets; any borrowing permitted by restriction A above; any collateral arrangements with respect to initial and variational margin permitted by restriction B above; and the purchase or sale of options, forward contracts or options on future contracts.

     Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. (The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.) In addition, under the securities laws or regulations of certain states in which shares of the Fund


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

may be qualified for sale, the Fund may not invest in oil, gas or other mineral exploration or development programs and it may not invest more than 5% of the value of its total assets in the securities of unseasoned
issuers,   including  their predecessors,  which  have been in  operation  for less than three years, and securities of issuers which are not readily marketable.

     It is, moreover, the expressed policy of the Fund not to engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this Statement of Additional Information), not to invest in companies for the purpose of exercising control of management, and not to purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933. The policies set forth in this paragraph may be changed by vote of the Trustees of the Trust.

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Trustees and Officers

     The names and ages of the Trustees and executive officers of the Trust, and their principal business experience during the past five years, are as follows:

                                         Position Held                Principal Occupation
    Name, Address and Age                with the Trust               during Past Five Years
    ---------------------                --------------               ----------------------

    R. Jeremy Grantham* (59)             President -                   Member, Grantham, Mayo, Van
                                         Quantitative and              Otterloo & Co.  LLC
                                         Chairman of the
                                         Trustees


    Harvey R. Margolis (55)              Trustee                       Mathematics Professor, Boston
                                                                       College

    Jay O. Light (56)                    Trustee                       Professor of Business Administration,
                                                                       Harvard University; Senior Associate
                                                                       Dean, Harvard University (1988-92)

    Eyk Van Otterloo (61)                President- International      Member, Grantham, Mayo, Van
                                                                       Otterloo & Co. LLC

    Kingsley Durant (66)                 Vice President and            Member, Grantham, Mayo, Van
                                         Secretary                     Otterloo & Co. LLC


    Richard Mayo (56)                    President - Domestic          Member, Grantham, Mayo, Van
                                         Active                        Otterloo & Co. LLC

    Susan Randall Harbert (41)           Secretary and                 Member, Grantham, Mayo, Van
                                         Treasurer                     Otterloo & Co. LLC


    William R. Royer, Esq. (32)          Vice President and            General Counsel, Grantham, Mayo,
                                         Assistant Treasurer           Van Otterloo & Co. LLC;  Associate,
                                                                       Ropes & Gray, Boston, MA (1992 -95)


                                       4



    Jui Lai (49)                         Secretary                     Member, Grantham, Mayo, Van
                                                                       Otterloo & Co. LLC

    Ann Spruill (44)                     Secretary                     Member, Grantham, Mayo, Van
                                                                       Otterloo & Co. LLC

    Alison E. Baur, Esq. (34)            Clerk                         Associate General Counsel,
                                                                       Grantham, Van Otterloo & Co. LLC
                                                                       (February 1997 - Present); Attorney,
                                                                       Securities and Exchange Commission
                                                                       (April 1991 - January 1997).

    Robert V. Brokaw, Jr. (54)           Secretary                     Member, Grantham, Mayo Van Otterloo
                                                                       & Co. LLC


* Trustee deemed to be an "interested person" of the Manager and the Trust, as defined by the 1940 Act.

     The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. As of June 22, 1998, the Trustees and officers of the Trust as a group own 1.86% of the Pelican Fund.

     Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Manager pays the Trustees other than those who are interested persons an annual fee of $70,000. Mr. Margolis and Mr. Light are currently the only Trustees who are not interested persons, and thus the only Trustees compensated directly by the Trust. No other Trustee receives any direct compensation from the Trust or any series thereof.

     Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai and Brokaw, and Mses. Harbert, McGetrick and Spruill, as Members of the Manager, will benefit from the management fee paid by the Fund.

Management Arrangements

     As disclosed in the Prospectus under the heading "MANAGEMENT", under a Management Contract between the Trust on behalf of the Fund and Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Each of the following four Members of the Manager hold a greater than 5% interest in the
Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office

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

space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transaction - Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Fund or its other clients.

     The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Under the Management Contract, the Manager is compensated by the Fund at the annual rate of 0.90% of average daily net assets of the Fund's portfolio, subject to the reduction, as described in the Prospectus. The Management Contract was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager) and by the relevant Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager.

     In the last three fiscal years the Fund paid the following amount as a Management Fee to the Manager pursuant to the Management Contract:

                          Gross               Reduction               Net

Year Ended 2/28/98       $1,942,753            $108,905            $1,858,891
Year Ended 2/28/97        1,716,394             162,010             1,554,384
Year Ended 2/29/96        1,390,969               --                1,390,969

     Custodial Arrangements. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis. As noted in the Prospectus under "MANAGEMENT," the management

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

fee for the Fund is waived by the Manager to the extent of certain Fund expenses including custodial fees.

     Independent Accountants. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Portfolio Transactions

     The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

     Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities may be acquired under the investment restrictions applicable to the Fund; and (4) the securities are listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation System (NASDAQ). For federal income tax purposes, an exchange of securities for Fund shares is treated as a sale of the exchanged securities and generally results in a capital gain or loss. Investors interested in purchases through exchange should telephone the Manager at (617) 330-7500. The acceptance of securities by the Trust must comply with applicable laws of certain states.

     During the last three fiscal years, the Trust paid, on behalf of the Fund, the following amounts in brokerage commissions:

                           Year Ended 2/28/98                 $263,007
                           Year Ended 2/28/97                 $185,762
                           Year Ended 2/29/96                 $164,959

Pricing of Shares

     The net asset value per share of the Fund is computed as of 4:15 p.m. New York City Time on each day on which the New York Stock Exchange is open. The Prospectus contains a description of the methods used to compute net asset value.

     The portfolio securities of the Fund may include equity securities which are listed on foreign exchanges. Certain foreign exchanges may be open on Saturdays and customary United States business holidays. As a consequence, the portfolio securities of the Fund may be traded, and the net asset value of shares of the Fund may be significantly affected, on days on which shares of the Fund may not be purchased or redeemed.

Tax Status

     It is the Fund's policy to meet the requirements to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), which requires, among other things, that at least 90% of the Fund's gross income be derived from dividends, interest and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. The Code also requires the Fund to diversify its holdings so that at the end of each fiscal quarter (i) at least 50 percent of the market value of the Fund's assets is represented by cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5 percent of the value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. If the Fund meets all such requirements and distributes to its shareholders all of its ordinary income and capital gain net income, the Fund will not be required to pay federal income tax. Shareholders of the Fund that are not exempt from federal income taxes will be subject to income taxes on dividends and capital gains distributions received from the Fund.

     A portion of the dividends paid by the Fund may be eligible (subject to a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997) for the dividends-received deduction for the Fund's corporate shareholders.

     Dividends and interest received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and the U.S. which may reduce the yield of the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months, whether received in a cash or additional shares, are taxable to the Fund's shareholders that are not exempt from federal income taxes as such for federal income tax purposes without regard to the length of time shares of the Fund have been held. If a shareholder receives a dividend that is taxed as long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss. The federal income tax status of all distributions will be reported to shareholders annually.

     Special rules (including mark-to-market, constructive sale, short sale, straddle and wash-sale rules) exist for determining the timing of the recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions, including transactions involving futures contracts, forward contracts and options. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Redemption of Shares

     The right of redemption is generally described in the Prospectus. The Trust may suspend the right of redemption during any period when (a) the New York Stock Exchange is closed for other than weekends or holidays or trading thereon is restricted under conditions set forth by the Securities and Exchange Commission ("SEC"); (b) the SEC has by order permitted such suspension; or (c) an emergency as defined by the rules of the SEC exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

Systematic Withdrawal Plans

     Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in a Systematic Withdrawal Plan. A shareholder whose account in the Fund contains shares worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account in the Fund contains at least $10,000 worth of shares may elect to receive monthly payments of $100 or more. All such accounts are exempt from any applicable redemption fee.

     Amounts paid under the plan are derived from the proceeds of redemption of shares held in the shareholder's account. Under the plan, all dividends and capital gains distributions must be reinvested in shares of the Fund. All shares obtained through reinvestment and all shares held under the plan must remain on deposit with the Fund. If redemptions for these periodic payments exceed distributions reinvested in an account, such redemptions will reduce or possibly exhaust the number of shares in the account. The minimum withdrawal amounts have been established for administrative convenience and should not be considered as recommended for all investors. For tax purposes, shareholders may realize a capital gain or loss on each payment.

     The plan is administered by the Trust without separate charge to the participating shareholders and may be terminated at any time by a shareholder or the Trust.

Description of the Trust and Ownership of Shares

     The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on the last day of February.

     Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-seven series, one for the Pelican Fund, and one for each of the following thirty-six series, which are offered in separate prospectuses: GMO Asia Fund, GMO Emerging Country Debt Share Fund, GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Growth Fund, GMO U.S. Sector Fund, GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO Fundamental Value Fund, GMO REIT Fund, GMO Tax-Managed U.S. Equities Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Global Properties Fund, GMO Tax-Managed International Equities Fund, GMO Domestic Bond Fund, GMO U.S. Bond/Global Alpha A Fund, GMO U.S. Bond/Global Alpha B Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Global Hedged Equity Fund, GMO Inflation Indexed Bond Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund and GMO International Core Plus Allocation Fund. The Trustees have further authorized the issuance of up to eight classes of shares of the foregoing series, Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII and Class VIII Shares. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding series. The shares of such series do not have any preemptive rights. Upon liquidation of a series shareholders of the corresponding series are entitled to share pro rata in the net assets of the series available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but there is no present intention to make such charges.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the Fund as of June 1, 1998:


         Name                               Address                           % Ownership

The Chase Manhattan Bank, as                Karen Rice                          39.43%
Directed Master Trustee, Corning            3 Metrotech Center, Fifth Floor
Investment Plan Trust                       New York, NY 11201-3800


New York Life Trust Co.                     Attn:  Client Account                8.13%
                                            51 Madison Ave.; Room 117A
                                            New York, NY  10010-1655


Egleston Children's Hospital                Attn: John Hatley                    5.60%
                                            375 Dekalb Industrial Way
                                            Decatur, GA  30030-2205


Union Bank of California                    Attn:  TRUSDG SD MUT. FDS            8.66%
FBO Sunkist Growers Inc.                    A/C 610001154-02
                                            P.O. Box 109
                                            San Diego, CA 92112-4103


Nabank & Co.                                P.O. Box 2180                        7.77%
                                            Tulsa, OK 74101-2180



     As depicted in the above chart, certain shareholder(s) may hold greater than 25% of the outstanding shares of the Pelican Fund. As a result, such shareholders could be deemed to "control" the Fund as such term is defined in the 1940 Act.


Voting Rights

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees have determined that the matter affects only the interests of one or more Fund, then only shareholders of such Fund shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Performance Information

     The Pelican Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

     Quotations of average annual total return for the Pelican Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, three, five, and ten years (or for such shorter period as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The Fund's total return is not fixed or guaranteed and the Fund's principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future.

     The table below sets forth the average annual total return for the Pelican Fund for the one, three, and five year periods ending June 30, 1998, and for the period from the commencement of the Fund's operations until June 30, 1998:


--------------------- --------------- ---------------- ------------------ ---------------- ----------------------
                      Inception Date  1 Year           3 Year             5 Year           Inception to Date (%)
Fund                                  (%)              (%)                (%)
--------------------- --------------- ---------------- ------------------ ---------------- ----------------------
Pelican Fund          5/31/89         24.44            22.69              18.71            15.13
--------------------- --------------- ---------------- ------------------ ---------------- ----------------------


     The Pelican Fund may also from time to time advertise net return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to the Pelican Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

     Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

     Sample calculations of average annual total return for the Pelican Fund have been attached as Appendix A to this Statement of Additional Information.

Financial Statements

     The report of Price Waterhouse LLP and the Fund's audited Financial Statements for the year ended February 28, 1998 are incorporated by reference to the Fund's Annual Report filed with the Securities and Exchange Commission on May 8, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Specimen Price Make-Up

     Following is a computation of the total offering price per share for the Pelican Fund based upon its net asset value and shares of beneficial interest outstanding at the close of business on February 28, 1998:


         Net Assets at Value (Equivalent to $17.78
           per share based on 13,286,924 shares) . . . . . . . . .  $236,285,810

         Offering Price . . . . . . . . . . . . . . . . . . . . . . $17.78

Appendix A - Sample Performance Calculations

Pelican Fund

A)       Average Annual Total Return


         P (1+T)n=ERV

         P=Hypothetical initial payment of $1,000
         T=Average annual total return
         n=Number of years
         ERV=Ending redeemable value for hypothetical $1,000 payment made

         1 Year
         P(1+T)1=ERV
         $1,000 (1+24.44%)1=$1,244.40

         3 Year
         P(1+T)3=ERV
         $1,000 (1+22.69%)3=$1,846.83

         5 Year
         P(1+T)5=ERV
         $1,000 (1+18.71%)5=$2,357.42

         Since Inception
         P(1+T)9.0822=ERV
         $1,000 (1+15.13%)9.0822=$3,595.23


B)        Annual Total Return
          Compounding of Periodic Returns shown below:

          (1.0385050963)*(1.0803167421)*(0.9867507886)*(1.1319277108)*
          (0.9930592632)=24.44%


C)        Annual Total Return

          6/30/97 - 7/8/97
                    NAV End of Period + Dividend
                    ____________________________   - 1 X 100
                    NAV Beginning of Period


                    $17.68    +    $0.66
                    ____________________   - 1 X 100 = 3.85050963%
                           $17.66

         7/8/97 - 10/10/97
                    NAV End of Period + Dividend
                    ____________________________  - 1 X 100
                    NAV Beginning of Period


                    $19.02   +   $.08
                    _________________  - 1 X 100 = 8.03167421%
                          $17.68


         10/10/97 - 12/29/97
                    NAV End of Period + Dividend
                    ____________________________  - 1 X 100
                    NAV Beginning of Period


                    $16.60    +     $2.168
                    ______________________   - 1 X 100 = (1.32492114%)
                           $19.02


         12/29/97 - 4/13/98
                    NAV End of Period + Dividend
                    ____________________________  - 1 X 100
                    NAV Beginning of Period


                    $18.73    +    $.06
                    ___________________   - 1 X 100 = 13.19277108%
                           $16.60


         4/13/98 - 6/30/98
                    NAV End of Period
                    _________________ - 1 X 100
                    NAV Beginning of Period

                   $18.60
                   _______  - 1 X 100 = (0.694073679%)
                   $18.73